UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

SONIC AUTOMOTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-13395	56-201079
(Commission File Number)	(IRS Employer Identification No.)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina	28212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 566-2400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 25, 2006, we issued a press release announcing results for our fiscal quarter ended March 31, 2006.

A copy of the press release is attached hereto as Exhibit 99.1. A copy of the presentation materials for the earnings call is attached hereto as Exhibit 99.2.

Item 7.01.	Regulation FD Disclosure.

On April 25, 2006, we issued a press release announcing the approval of a quarterly cash dividend.

A copy of the press release is attached hereto as Exhibit 99.3.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Sonic Automotive, Inc. dated April 25, 2006

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

By:	/s/ Stephen K. Coss
Stephen K. Coss Senior Vice President and General Counsel

Dated: April 25, 2006

2

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release of Sonic Automotive, Inc. dated April 25, 2006

99.2	Earnings call presentation materials

99.3	Press release of Sonic Automotive, Inc. dated April 25, 2006

3